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Scudder Global Biotechnology Fund

Classes A, B and C

Semiannual Report

February 28, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Global Biotechnology Fund	Nasdaq Symbol	CUSIP Number
Class A	DBBTX	251555504
Class B	DBBBX	251555603
Class C	DBBCX	251555702

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 28, 2003

Average Annual Total Returns* (Unadjusted for Sales Charges)
Scudder Global Biotechnology Fund	6-Month	1-Year	Life of Class**
Class A	-11.27%	-36.08%	-25.63%
Class B	-11.55%	-36.55%	-26.18%
Class C	-11.55%	-36.55%	-26.18%
MSCI World Index+	-8.75%	-20.60%	-15.25%
MSCI Bio-Technology Select Index++	-2.09%	-36.82%	-22.31%
NASDAQ Biotechnology Index+++	-2.03%	-35.67%	-21.71%

Sources: Lipper Inc. and Investment Company Capital Corporation

Net Asset Value Information
	Class A	Class B	Class C
Net Asset Value: 2/28/03	$ 5.67	$ 5.59	$ 5.59
8/31/02	$ 6.39	$ 6.32	$ 6.32

Class A Lipper Rankings* - Health & Biotechnology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	163	of	181	90

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charges)
[] Scudder Global Biotechnology Fund - Class A [] MSCI World Index+ [] MSCI Bio-Technology Select Index++ [] NASDAQ Biotechnology Index+++

Comparative Results* (Adjusted for Sales Charges)
Scudder Global Biotechnology Fund		1-Year	Life of Class**
Class A(b)	Growth of $10,000	$6,025	$5,344
	Average annual total return	-39.75%	-27.89%
Class B(b)	Growth of $10,000	$6,155	$5,422
	Average annual total return	-38.45%	-27.34%
Class C(b)	Growth of $10,000	$6,282	$5,534
	Average annual total return	-37.18%	-26.56%
MSCI World Index+	Growth of $10,000	$7,940	$7,283
	Average annual total return	-20.60%	-15.25%
MSCI Bio-Technology Select Index++	Growth of $10,000	$6,318	$6,167
	Average annual total return	-36.82%	-22.31%
NASDAQ Biotechnology Index+++	Growth of $10,000	$6,433	$6,254
	Average annual total return	-35.67%	-21.71%

The growth of $10,000 is cumulative.

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower. Rankings for share classes may vary.
** The Fund commenced operations on March 30, 2001. Index comparisons begin March 31, 2001.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The MSCI World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.
++ The MSCI Bio-Technology Select Index is an unmanaged index composed of 40 of the largest biotech securities that have annual average daily trading volume of at least $10 million (USD).
+++ The NASDAQ Biotechnology Index is a modified capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. On December 17, 2002, the Board of Directors approved replacing the MSCI Bio-Technology Select Index with the NASDAQ Biotechnology Index as the Fund's secondary benchmark. The NASDAQ Biotechnology Index provides shareholders with better performance information to assess the Fund's performance since it more closely corresponds to the Fund's investment strategy.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economic recovery we have been experiencing has lost some of its momentum.

To understand why, it helps to understand how we got here. Think back to the boom of the late 1990s. Companies invested large sums of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed.

Then the "technology bubble" - the fervor for technology stocks - burst, and stock prices tumbled. Companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

The government stepped in quickly with lower interest rates and tax cuts. This made it easier for consumers to keep spending money. And when consumers spent money, businesses were able to continue manufacturing more goods - and maintain profits.

Today, we see signs that the economy continues recovering - but it is doing so slowly. Businesses and consumers are intent on repairing their balance sheets and budgets after the last boom, so are spending money more cautiously than they have in the past. Plus, two new concerns are making it difficult for the economy to recover wholeheartedly.

First, we are dealing with considerable geopolitical uncertainty. Companies, as well as individuals, fear terrorism, war in the Middle East and tensions with North Korea. As a result, they're more cautious in their spending.

Second, high oil prices are slowing down economic growth. The economy is sensitive to oil prices because oil is the country's dominant fuel source. When the market is tight - as it is now, with prices above $30 a barrel as of press time - this presents a heavy burden on corporate profitability and economic growth. That's because companies

Economic Guideposts Data as of 2/28/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Investment Company Capital Corporation

who need oil for production are forced to pay more for the product, and in turn are forced to raise prices for their goods. This could limit consumer spending.

As a result, the near-term outlook for the economy depends on how the geopolitical situation plays out. If energy prices drop, and adverse shocks are avoided - i.e., if there is no prolonged or spreading war, and no major terrorist strikes - we expect the recovery to gradually gather momentum later in the year.

Note that even if the geopolitical concerns are resolved, the government will still need to keep its current policies (such as low interest rates and tax cuts) in place to keep the economy on track. We expect this to occur.

Investment Company Capital Corporation

The sources, opinions and forecasts expressed are those of the economic advisors of Investment Company Capital Corporation as of March 15, 2003, and may not actually come to pass.

Portfolio Management Review

In the following interview, Frankfurt-based Portfolio Managers Klaus Kaldemorgen, Michael Sistenich and Sebastian Virchow discuss Scudder Global Biotechnology Fund's strategy and the market environment during the six-month period ended February 28, 2003, and offer an outlook for the months ahead.

Q: Will you describe Scudder Global Biotechnology Fund's performance?

A: Scudder Global Biotechnology Fund underperformed its secondary benchmark, the NASDAQ Biotechnology Index, for the six months ended February 28, 2003. The fund's Class A shares produced a return of -11.27% (unadjusted for sales charges) for the semiannual period, as compared with -2.03% for the index. The fund's Class B and Class C shares each produced returns of -11.55% (unadjusted for sales charges) for the six-month period. The Lipper Health & Biotechnology Funds category1 average returned -4.67% for the same period.

1 The Health & Biotechnology Funds category represents funds that invest 65% of their equity portfolio in shares of companies engaged in health care, medicine and biotechnology.

The fund's relative underperformance to the benchmark was primarily due to its overweightings in three specific stocks that disappointed. Transkaryotic Therapies, a company that develops and commercializes treatments for a variety of human diseases, including rare genetic diseases like M. Fabry and M. Hunter, was negatively affected primarily by the delay of an FDA advisory committee scheduled to meet in September 2002 on a new enzyme replacement therapy for M. Fabry that it had developed and launched in Europe. The committee finally met in January 2003 and voted not to recommend approval of the drug. La Jolla Pharmaceutical2, which researches and develops specialized therapeutics for the treatment of

2 Not held at period end.

diseases caused by antibodies, reported negative clinical trial outcome data in February 2003 on its new lupus treatment. Bioenvision, a company primarily focused on the research and development of products and technologies for the treatment of cancer, underperformed, but for no discernible reason.

Q: Equity market conditions around the world, including those in the biotechnology sector, have been exceptionally volatile. What were the major factors affecting the biotechnology sector over the first half of fiscal year 2003?

A: It is true that the biotechnology sector remained under pressure during the semiannual period along with the broader equity markets. However, the biotechnology sector actually performed well on a relative basis. The MSCI Bio-Technology Select Index produced a six-month return of -2.09% and the NASDAQ Biotechnology Index produced a six-month return of -2.03%, compared with the S&P 500 Index3 semiannual return of -7.29%. Several factors accounted for such strong relative performance.

3 The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

First, the biotechnology sector's fundamentals continued to improve, as aggregate earnings for the top-tier companies in the group grew rather robustly and most companies saw increasing revenues. New products continued to come to market, several companies reported positive clinical data and valuations were at historically reasonable levels. Second, investors responded favorably to the confirmation of a new Food and Drug Administration (FDA) commissioner in October 2002. Most expect Dr. Mark McClellan to effect structural changes to the FDA and bring guidance and clarity that will help improve the time to market for biotechnology products.

The sector was further buoyed by several multimillion-dollar deals, including an agreement between Amylin Pharmaceuticals and Eli Lilly to develop a new diabetes treatment, and another between Neurocrine Biosciences and Pfizer to develop a new insomnia drug. Industry consolidation also led to strong performance from several biotechnology stocks. For example, Gilead Sciences bought Triangle Pharmaceuticals, and Johnson & Johnson bid for Scios Inc. In each case, the stocks of the acquiring and acquired companies rose.

Within the biotechnology sector, large-capitalization companies with proven profitability and strong near- to mid-term earnings growth potential outperformed, as investors shied away from higher-risk names and companies that could have financing problems in the future. This also put pressure on many of the previously popular genomic and antibody companies, causing these companies to underperform.

Q: What were some of the stronger performers for the fund?

A: The top performers for the fund included several new purchases during the semiannual period such as Inspire Pharmaceuticals, BioMarin Pharmaceutical and The Medicines Company. Inspire discovers and develops pharmaceutical products to treat diseases that result from deficiencies in the body's natural mucous hydration mechanisms, such as those affecting the respiratory and ophthalmic systems. BioMarin develops and commercializes therapeutic enzyme products such as those for the treatment of M. Hurler's, Hurler-Scheie's syndrome and Maroteaux-Lamy syndrome. The Medicines Company develops products that improve specialized care, including an anticoagulant drug for patients undergoing coronary angioplasty procedures. The company has one product on the market, Angiomax, which generated $38 million in revenue in 2002 and is expected to double this revenue stream to more than $80 million in 2003. Other strong performers during the period included Affymetrix, Amylin Pharmaceuticals, Biovail, Celgene, Genzyme, Kos Pharmaceuticals4 and Scios4.

4 Not held at period end.

Q: Will you provide us with some specific examples of your investment strategies during the semiannual period?

A: We actively bought and sold companies throughout, as we continued to seek to maximize total return. We focused the fund's new purchases on later-stage, product-based companies that can show profitability as well as strong new product pipelines. We also sought promising smaller companies. Besides those mentioned, new purchases for the fund during the semiannual period included the following companies:

• EPIX Medical, which develops targeted drugs designed to improve the capability of magnetic resonance imaging as a diagnostic tool.

• Trimeris, which discovers and develops therapeutic agents that block viral agents by inhibiting viral infusion with host cells.

• PowderJect Pharmaceuticals, an international company that was transformed into a successful and profitable vaccines company and generates significant revenues of more than $100 million from selling an injectable flu vaccine, Fluvirin.

Other new purchases included Angiotech Pharmaceuticals, Cerus, ICOS, Ligand Pharmaceuticals, Neurocrine Biosciences, Serono and Versicor.

Q: What stocks did you sell?

A: We primarily reduced the fund's holdings in genomics companies and certain specialty pharmaceutical companies. Across the sector, we sold stocks that had either deteriorating fundamentals or what we determined to be high valuations, as well as stocks that had reached the price we had targeted for them. We eliminated the fund's positions in Genentech, Ivax, King Pharmaceuticals, Kos Pharmaceuticals, La Jolla Pharmaceutical, Millennium Pharmaceuticals, Qiagen and Scios. We also reduced the fund's positions in several stocks, taking profits in Actelion, Affymetrix, Amgen, Amylin Pharmaceuticals, Cephalon and United Therapeutics.

On February 28, 2003, the fund was invested in 45 securities, divided almost evenly among large-cap, mid-cap and small-cap biotechnology stocks. The fund was 97% invested in the stocks of biotechnology/drug discovery companies, 2% in specialty pharmaceutical companies and 1% in cash. We continued to be primarily invested in biotechnology companies headquartered or with primary operations in the United States and Europe.

Q: What is your outlook for the months ahead?

A: We believe that the biotechnology sector remains attractive, trading at historically low valuations. Specifically, the profitable biotechnology companies are trading at price/earnings-to-growth ratios of approximately 1.1, while the historical troughs and peaks have been at 1.0 to 3.0. In our view, this shows that the sector is still at relatively comfortable valuations that present several investment opportunities.

As for the fundamentals of the sector, we remain quite optimistic. There were approximately 150 product approvals last year by the FDA, more than 10 times the usual number approved per year. Given the great innovation currently in the biotech pipelines, we believe this same rate of product approvals should hold for 2003. We further believe that these product approvals will serve as the catalyst for a re-acceleration of profit and revenue growth among leading large-cap biotech companies as well as many of the small- and mid-cap names. These fundamentals along with relatively low equity valuations could help to drive positive investor sentiment and, thus, positive sector performance for the remainder of 2003.

Still, there are concerns. The aftershocks of the much-headlined ImClone Systems scandal continue to rattle investor confidence in biotechnology company managements. Also, the negative sentiment in the broader equity market combined with investors' reduced appetite for risk given economic and geopolitical uncertainty keeps the financing window for biotechnology companies nearly closed.

Overall, we believe the biotechnology sector remains a stock-picker's market. As a result, we remain disciplined in our process. We intend to take advantage of the current low-valuation/good-fundamentals opportunity to invest or increase the fund's positions in a number of what we consider the up-and-coming biotechnology companies that we believe should provide superior performance in the next 24 months. We are particularly focused on companies that are expected to bring new products into the market over the next 12 months, such as Biogen Inc., Genzyme, Gilead, MedImmune and Trimeris.

We believe the fund's investment strategy positions it well to pursue its objective of maximizing total return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2003

Asset Allocation	2/28/03	8/31/02

Common Stocks	97%	83%
Preferred Stocks	2%	8%
Cash, net	1%	9%
	100%	100%

Geographical (Excludes Cash Equivalents)	2/28/03	8/31/02

United States	91%	96%
Canada	4%	1%
Switzerland	4%	2%
Netherlands	-	1%
United Kingdom	1%	-
	100%	100%

Asset allocation and geographical diversification are subject to change.

Ten Largest Holdings at February 28, 2003 (43.1% of Investment Portfolio)
1. IDEC Pharmaceuticals Corp. Developer and researcher for the treatment of cancer and other diseases	6.1%
2. MedImmune, Inc. Developer and marketer of products for the prevention and treatment of infectious diseases	5.4%
3. NPS Pharmaceuticals, Inc. Developer of small molecule pharmaceuticals	4.9%
4. BioMarin Pharmaceutical, Inc. Developer of pharmaceutical products	4.8%
5. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	4.5%
6. Genzyme Corp. Operator of diversified, integrated human health care company	4.2%
7. ILEX Oncology, Inc. Developer of drugs for treatment and prevention of cancer	3.6%
8. Medicines Co. Acquirer, developer and commercializer of biopharmaceutical products in the late stages	3.5%
9. InterMune, Inc. Developer of products for the treatment of pulmonary and infectious diseases	3.1%
10. Biogen, Inc. Researcher and developer of biotechnology products	3.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of February 28, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 96.7%
Canada 3.9%
Angiotech Pharmaceuticals, Inc.*	1,700	67,031
Biovail Corp.*	2,000	74,400
		141,431
Switzerland 3.8%
Actelion Ltd.*	1,000	46,091
Serono SA "B"	200	88,791
		134,882
United Kingdom 1.1%
PowderJect Pharmaceuticals PLC*	6,000	38,417
United States 87.9%
Abgenix, Inc.*	10,000	57,600
Adolor Corp.*	6,500	82,485
Affymetrix, Inc.*	2,500	65,973
Allos Therapeutics Inc.*	4,000	17,600
Amgen, Inc.*	1,500	81,960
Amylin Pharmaceuticals, Inc.*	1,500	23,010
Array Biopharma, Inc.*	7,000	28,553
Biogen, Inc.*	3,000	106,620
BioMarin Pharmaceutical, Inc.*	17,000	170,170
Celgene Corp.*	4,250	93,079
Cephalon, Inc.*	1,000	48,150
Cerus Corp.*	2,000	13,500
Cubist Pharmaceuticals, Inc.*	4,000	32,880
EPIX Medical, Inc.*	7,000	44,807
Exelixis, Inc.*	4,000	23,080
Genzyme Corp.*	4,750	148,105
Gilead Sciences, Inc.	4,700	159,800
Human Genome Sciences, Inc.*	3,500	23,765
ICOS Corp.*	5,000	99,750
IDEC Pharmaceuticals Corp.*	7,500	215,625
ILEX Oncology, Inc.*	20,000	126,800
Inspire Pharmaceuticals, Inc.*	5,000	70,750
InterMune, Inc.*	5,500	109,780
Isis Pharmaceuticals, Inc.*	3,000	13,440
Ligand Pharmaceuticals "B"*	15,000	70,950
Medarex, Inc.*	6,300	17,577
Medicines Co.*	6,500	123,110
MedImmune, Inc.*	6,400	192,064
Neurocrine Biosciences, Inc.*	2,500	105,325
NPS Pharmaceuticals, Inc.*	10,000	173,600
OSI Pharmaceuticals, Inc.*	5,000	73,900
Protein Design Labs, Inc.*	11,500	87,975
Regeneron Pharmaceuticals, Inc.*	3,300	60,522
Transkaryotic Therapies, Inc.*	11,000	55,110
Trimeris, Inc.*	1,500	60,030
United Therapeutics Corp.*	2,000	31,600
Versicor, Inc.*	7,000	72,100
Vertex Pharmaceuticals, Inc.*	9,500	104,975
XOMA Ltd.*	16,000	57,760
		3,143,880
Total Common Stocks (Cost $4,529,804)		3,458,610

	Units	Value ($)

Preferred Stocks 2.5%
Bioenvision, Inc.*,** (Cost $199,998)	66,666	90,665

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,729,802) (a)	99.2	3,549,275
Other Assets and Liabilities, Net	0.8	28,800
Net Assets	100.0	3,578,075

* Non-income producing security.
** Each unit consists of two preferred shares and one warrant to purchase one share of common stock.
(a) The cost for federal income tax purposes was $4,729,802. At February 28, 2003, net unrealized depreciation for all securities based on tax cost was $1,180,527. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $300,792 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,481,319.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $4,729,802)	$ 3,549,275
Cash	51,259
Receivable for investments sold	30,480
Receivable for Fund shares sold	100
Other assets	11
Total assets	3,631,125
Liabilities
Payable for investments purchased	33,037
Other accrued expenses and payables	20,013
Total liabilities	53,050
Net assets, at value	$ 3,578,075
Net Assets
Net assets consist of: Accumulated net investment loss	(29,512)
Net unrealized appreciation (depreciation) on investments	(1,180,527)
Accumulated net realized gain (loss)	(1,399,295)
Paid-in capital	6,187,409
Net assets, at value	$ 3,578,075

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($3,124,675 / 550,785 shares of capital stock outstanding, $.001 par value, 6,000,000 shares authorized)	$ 5.67
Maximum offering price per share (100 / 94.25 of $5.67)	$ 6.02
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($232,365 / 41,555 shares of capital stock outstanding, $.001 par value, 3,000,000 shares authorized)
$ 5.59
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($221,035 / 39,526 shares of capital stock outstanding, $.001 par value, 1,000,000 shares authorized)
$ 5.59
Maximum offering price per share (100 / 99 of $5.59)	$ 5.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2003 (Unaudited)
Investment Income
Income:
Interest	$ 430
Expenses: Investment advisory fee	15,568
Administrator service fee	2,749
Custody fees	26,535
Distribution and shareholder servicing fees	6,394
Auditing	17,521
Accounting fees	12,702
Legal	2,985
Transfer agent fees	5,688
Directors' fees and expenses	662
Reports to shareholders	5,119
Registration fees	7,469
Other	1,521
Total expenses, before expense reductions	104,913
Expense reductions	(75,628)
Total expenses, after expense reductions	29,285
Net investment income (loss)	(28,855)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(467,987)
Foreign currency related transactions	(1,193)
(469,180)
Net unrealized appreciation (depreciation) during the period on: Investments	27,655
Foreign currency related transactions	89
27,744
Net gain (loss) on investment transactions	(441,436)
Net increase (decrease) in net assets resulting from operations	$ (470,291)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2003 (Unaudited)	Year Ended August 31, 2002
Operations: Net investment income (loss)	$ (28,855)	$ (77,028)
Net realized gain (loss) on investment transactions	(469,180)	(860,152)
Net unrealized appreciation (depreciation) on investment transactions during the period	27,744	(1,527,002)
Net increase (decrease) in net assets resulting from operations	(470,291)	(2,464,182)
Fund share transactions: Proceeds from shares sold	829,113	707,434
Cost of shares redeemed	(426,803)	(278,408)
Net increase (decrease) in net assets from Fund share transactions	402,310	429,026
Increase (decrease) in net assets	(67,981)	(2,035,156)
Net assets at beginning of period	3,646,056	5,681,212
Net assets at end of period (including accumulated net investment loss of $29,512 and $657 at February 28, 2003 and August 31, 2002, respectively)	$ 3,578,075	$ 3,646,056

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.39	$ 10.61	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.05)[c]	(.13)[c]	(.03)
Net realized and unrealized gain (loss) on investment transactions	(.67)	(4.09)	.64
Total from investment operations	(.72)	(4.22)	.61
Net asset value, end of period	$ 5.67	$ 6.39	$ 10.61
Total Return (%)[d]	(11.27)**	(39.77)	6.10**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	3,125	3,147	5,021
Ratio of expenses before expense reductions (%)	5.63*	5.81	6.39*
Ratio of expenses after expense reductions (%)	1.50*	1.50	1.50*
Ratio of net investment income (loss) (%)	(1.48)*	(1.42)	(.62)*
Portfolio turnover rate (%)	126*	91	53
[a] For the six months ended February 28, 2003 (Unaudited).
[b] For the period March 30, 2001 (commencement of sales of Class A shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.32	$ 10.58	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.07)[c]	(.19)[c]	(.06)
Net realized and unrealized gain (loss) on investment transactions	(.66)	(4.07)	.64
Total from investment operations	(.73)	(4.26)	.58
Net asset value, end of period	$ 5.59	$ 6.32	$ 10.58
Total Return (%)[d]	(11.55)**	(40.26)	5.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	232	273	382
Ratio of expenses before expense reductions (%)	6.38*	6.56	7.14*
Ratio of expenses after expense reductions (%)	2.25*	2.25	2.25*
Ratio of net investment income (loss) (%)	(2.23)*	(2.17)	(1.45)*
Portfolio turnover rate (%)	126*	91	53
[a] For the six months ended February 28, 2003 (Unaudited).
[b] For the period March 30, 2001 (commencement of sales of Class B shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.32	$ 10.58	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.07)[c]	(.19)[c]	(.06)
Net realized and unrealized gain (loss) on investment transactions	(.66)	(4.07)	.64
Total from investment operations	(.73)	(4.26)	.58
Net asset value, end of period	$ 5.59	$ 6.32	$ 10.58
Total Return (%)[d]	(11.55)**	(40.26)	5.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	221	226	279
Ratio of expenses before expense reductions (%)	6.38*	6.56	7.14*
Ratio of expenses after expense reductions (%)	2.25*	2.25	2.25*
Ratio of net investment income (loss) (%)	(2.23)*	(2.17)	(1.37)*
Portfolio turnover rate (%)	126*	91	53
[a] For the six months ended February 28, 2003 (Unaudited).
[b] For the period March 30, 2001 (commencement of sales of Class C shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Global Biotechnology Fund ("Scudder Global Biotechnology Fund" or the "Fund"), a non-diversified series of the Deutsche Investors Funds, Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003 Class C shares were offered without an initial sales charge. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2001 through August 31, 2002, the Fund incurred approximately $898,000 of net realized capital and currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ (1,241,326)

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Cash. Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $2,943,582 and $2,265,519 respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund's average daily net assets, 0.80% of the next $250,000,000 of such net assets and 0.75% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. DWS International Portfolio Management GmbH, an affiliate of the Advisor, serves as subadvisor and is responsible for the day to day management of the Fund.

ICCC, in its capacity as Advisor and Administrator, has contractually agreed for the six months ended February 28, 2003, to waive its annual fees, if necessary, or to make payments to the Fund to the extent that its annual expenses exceed the following: Class A shares 1.50%, Class B shares 2.25% and Class C shares 2.25%. Accordingly, for the six months ended February 28, 2003, the fee pursuant to the Investment Advisory Agreement was $15,568, all of which was waived. In addition, under these agreements, the Advisor reimbursed additional expenses of $44,609.

Administrator. ICCC also serves as the Fund's Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2003, the Administrator Service Fee was $2,749, all of which was waived.

Service Provider Fees. ICCC is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The amount charged to the Fund by ICCC aggregated $12,702, all of which was waived.

Effective December 16, 2002, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. Transfer agent charges to the Fund by SISC and ICCC aggregated $5,688, of which $3,584 is unpaid at February 28, 2003. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The cost and expenses of such delegation are borne by SISC, not by the Fund.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2003
Class A	$ 3,977	$ 644
Class B	982	143
Class C	831	137
	$ 5,790	$ 924

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at February 28, 2003	Effective Rate
Class B	$ 327	$ 56.25%
Class C	277	53.25%
	$ 604	$ 109

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Prior to August 19, 2002, ICC Distributors, Inc. was the principal underwriter for the fund. Underwriting commissions paid to SDI in connection with the distribution of Class A shares for the six months ended February 28, 2003 aggregated $125. There were no underwriting commissions paid to SDI in connection with the distribution of Class C shares for the six months ended February 28, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2003, the CDSC for Class B and C shares aggregated $329 and $0, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Ownership of the Fund

At February 28, 2003, DWS International Portfolio Management GmbH, an indirect wholly owned subsidiary of Deutsche Bank, AG, held 79% of the outstanding shares of the Fund.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	117,179	$ 739,895	47,110	$ 451,203
Class B	9,574	60,267	15,257	147,488
Class C	4,499	28,951	11,038	108,743
		$ 829,113		$ 707,434
Shares redeemed
Class A	(58,765)	$ (352,220)	(27,899)	$ (203,794)
Class B	(11,267)	(70,685)	(8,093)	(61,571)
Class C	(650)	(3,898)	(1,744)	(13,043)
		$ (426,803)		$ (278,408)
Net increase (decrease)
Class A	58,414	$ 387,675	19,211	$ 247,409
Class B	(1,693)	(10,418)	7,164	85,917
Class C	3,849	25,053	9,294	95,700
		$ 402,310		$ 429,026

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short Duration Fund*,*****,+

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Short-Term Municipal
Bond Fund*,+

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund
***** Formerly Deutsche Short-Term Fixed Income Fund
+ Class A, B and C shares available on February 28, 2003

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund, Inc.

The New Germany Fund, Inc.

The Central European Equity Fund, Inc.

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Investors Bank & Trust Company

200 Clarendon Street Boston, MA 02116
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes

Notes